1
TIB Financial Corp.
Naples, FL (Nasdaq: TIBB)

Edward V. Lett
Chief Executive Officer & President

Stephen J. Gilhooly
EVP/Chief Financial Officer

Sandler O’Neill
November 13, 2007

TIBB -Sandler O’Neill  11/07 #2
TIB Financial Corp.
Forward-looking Statement
This presentation contains certain forward-looking statements including those concerning the banking industry and the company’s operations, performance, financial condition, and growth.  For this purpose, any statements contained in the presentation, that are not  statements of historical facts may be deemed to be forward-looking statements.  Without limiting the generality of the foregoing words such as “may”, “will,” “expect,”
“believe,” “anticipate,” “intend,” “could,” “should,” “can,” “estimate,” or
“continue,” of the negative or other variations thereof or comparable terminology are intended to identify forward-looking statements.  These statements by their nature involve substantial risks and uncertainties, certain of which are beyond the company’s control, and actual results may differ materially depending on a variety of important factors, including competition, general economic conditions, potential changes in interest rates, and changes in the value of real estate securing loans made by the company, among other things.

TIBB -Sandler O’Neill  11/07 #3
TIB Financial Corp.
Financial Profile

Headquartered in Naples, Florida

Third Largest Publicly Traded Florida Bank

Largest Publicly Traded Community Bank
   Headquartered in Southwest Florida

TIBB -Sandler O’Neill  11/07 #4
TIB Financial Corp.
Financial Profile

Specialize in Middle-Market Commercial
   Banking

Our Newest Markets - Collier & Lee - are
   Fastest Growing Counties in Florida and
   Southeast United States

TIBB -Sandler O’Neill  11/07 #5
TIB Financial Corp.
Hallmarks

TIB’s service-oriented culture is hard to beat

Senior officers are empowered, turnover is low

We focus on middle market commercial banking

Owner-operated commercial real estate

Financing operating businesses

Underwriting based on cash flow

TIBB -Sandler O’Neill  11/07 #6
Key West
TIB Branches
Future TIB Branches
BOV Branches
Future BOV Branches
Naples
Venice
Sarasota
Bradenton
St. Petersburg
Clearwater
Cocoa Beach
Melbourne
Vero Beach
Fort Pierce
West Palm
Beach
Fort Lauderdale
Miami
Key Largo
TIB Financial Corp.
Franchise

TIBB -Sandler O’Neill  11/07 #7
TIB Financial Corp.
The Florida Keys Franchise

TIB has 33- year momentum & quality name
   recognition

Loyal customers receptive to multiple product
   cross-selling

Our community involvement runs deep

TIBB -Sandler O’Neill  11/07 #8
TIB Financial Corp.
The Southwest Florida Franchise
Expansion Strategies Are Low Risk, High Growth

Build or Buy

Attract best people as employer of choice

Disciplined approach to acquisitions

Capitalize on fallout from “Big Bank” mergers

Stick to what we do best - “Community Banking”

TIBB -Sandler O’Neill  11/07 #9
As of 09/30/2007
($ in millions)
1,395.5
TIB Financial Corp.
Asset Growth

TIBB -Sandler O’Neill  11/07 #10
As of 09/30/2007
($ in millions)
1,019.4
TIB Financial Corp.
Deposit Growth

TIBB -Sandler O’Neill  11/07 #11
as of 09/30/2007
($ in millions)
TIB Financial Corp.
Deposit Mix  - $1,019.4

TIBB -Sandler O’Neill  11/07 #12
As of 09/30/2007
($ in millions)
1,104.0
TIB Financial Corp.
Loan Growth

TIBB -Sandler O’Neill  11/07 #13
as of 09/30/07
($ in millions)
TIB Financial Corp.
Loan Composition - $1,104

TIBB -Sandler O’Neill  11/07 #14
as of 09/30/2007
($ in millions)
TIB Financial Corp.
CRE Loans by Collateral Type - $604.3

TIBB -Sandler O’Neill  11/07 #15
as of 09/30/2007
($ in millions)
TIB Financial Corp.
Construction Loan Analysis - $150.7

TIBB -Sandler O’Neill  11/07 #*
	September 30, 2007		December 31, 2006
Loan Type	# of Loans	Outstanding Balance	# of Loans	Outstanding Balance
Residential	6	$4,709	2	$150
Commercial and agricultural	4	965	1	142
Commercial real estate	4	2,282	1	396
Residential land development	1	3,921	-	-
Participations in residential loan pools	9	1,314	-	-
Government guaranteed loan	1	1,641	1	1,641
Indirect auto-deal loan	134	1,733	156	1,894
Total	159	$16,565	161	$4,233
($ in thousands)
As of 09/30/2007
TIB Financial Corp.
Non-Performing Loans

TIBB -Sandler O’Neill  11/07 #17
Indirect Loans	$16	$362	$1,310	$980	$1,502	$1,913
Other Loans	$178	$280	$118	$130	$(46)	$483
Total loans	0.05%	0.13%	0.24%	0.14%	0.15%	0.26%
Indirect Loans	0.19%	0.95%	1.72%	0.92%	1.17%	1.90%*
    Indirect Loans          Other Loans
194
1,110
1,428
642
1,456
2,396
Charge-offs:
As of 09/30/2007
($ in thousands)
*Annualized
TIB Financial Corp.
Asset Quality

TIBB -Sandler O’Neill  11/07 #18
As of 09/30/2007
TIB Financial Corp.
Asset Quality

TIBB -Sandler O’Neill  11/07 #19
TIB Financial Corp.
Strategic Plan

Optimize Organic Opportunities

Maximize Operating Productivity & Efficiency

Disciplined & Successful de-novo Branching

Pursue Mutually Beneficial Affiliations

TIBB -Sandler O’Neill  11/07 #20
TIB Financial Corp.
Strategic Focus - Growth
Manage for Growth

Disciplined Growth Strategy

Employer of Choice

Target Markets

TIBB -Sandler O’Neill  11/07 #21
TIB Financial Corp.
Strategic Focus - Profitability
Manage for Profitability

Increase Penetration of Existing Customers

Improve Efficiencies and Scalability of
    Infrastructure

Align Organization to Current Operating
    Environment and Further Contain Costs

TIBB -Sandler O’Neill  11/07 #22
TIB Financial Corp.
Future Challenges

Diversification of Revenue Sources

Manage Execution Risks of Larger Company

Maintain Asset Quality and Balanced Loan
    Composition

Future Funding Sources

Sustainability of Historical Growth Rates

TIBB -Sandler O’Neill  11/07 #23
TIB Financial Corp.
Reasons to Invest

Dominant position in profitable, mature Florida
    Keys market enables growth platform in high
    growth South Florida mainland

Seasoned management team has successful
    track record in Keys, SW Florida and Venice with
    contiguous market expansion planned